Exhibit 10.4.4

FOURTH AMENDMENT TO

TRANSFER AGENCY AND SERVICE AGREEMENT

This Fourth Amendment to Transfer Agency and Service Agreement (this “Amendment”), dated as of May 28, 2024, is by and between World Gold Trust, a Delaware statutory trust organized in series (the “Trust”), on behalf of each series (each, a “Fund” and, collectively, the “Funds”), and The Bank of New York Mellon, a New York corporation authorized to do a banking business (“BNY Mellon”).

WHEREAS, the Trust and BNY Mellon entered into a Transfer Agency and Service Agreement, dated as of January 5, 2017, as amended June 6, 2018, October 2, 2019 and December 1, 2023 (the “Service Agreement”);

WHEREAS, the sponsor of the Trust and each Fund is WGC USA Asset Management Company, LLC, a Delaware limited lability company (the “Sponsor”); and

WHEREAS, the parties desire to amend the Service Agreement to amend Exhibit A to the Service Agreement by replacing the existing form of Authorized Participant Agreement of the Trust attached thereto with an updated form of Authorized Participant Agreement of the Trust.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Trust, on behalf of each Fund, and BNY Mellon hereby agree as follows:

1.         Amendments. The form of Authorized Participant Agreement of the Trust attached as Exhibit A to the Service Agreement is hereby deleted and replaced in its entirety with the form of Authorized Participant Agreement of the Trust attached to this Amendment as Exhibit A.

2.         Except as modified by this Amendment, the Service Agreement shall remain unmodified and in full force and effect.

3.         Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Service Agreement.

4.         This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but together shall constitute one and the same amendment. Facsimile, conformed or electronic signatures shall be acceptable and binding.

5.         This Amendment shall be effective as of May 28, 2024.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

WORLD GOLD TRUST,

on behalf of each Fund listed on Appendix A to the Service Agreement,

as amended herein

By:	WGC USA Asset Management Company, LLC,
the sponsor of the World Gold Trust and each Fund listed on Appendix A to the Service Agreement, as amended herein

By: /s/ Joseph R. Cavatoni_______________________________

Name: Joseph R. Cavatoni

Title: Principal Executive Officer

THE BANK OF NEW YORK MELLON

By: /s/ Michael Spates_______________________________

Name: Michael Spates

Title:  Senior Vice President

[Signature Page to Fourth Amendment to Transfer Agency and Service Agreement]

EXHIBIT A

Form of Authorized Participant Agreement

See attached.